SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                               FORM 8-K

                      CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report (date of earliest event reported):25-Oct-00

CENTEX CREDIT CORP HOME EQ LN
    ASSET BACKED CERT SER 2000 B
(Exact name of registrant as specified in its charter)


          Delaware                           333-92355-02           75-2851805
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


2728 North Harwood Street
Dallas, Texas                         75201
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (214) 981-5000
Item 5. Other Events

On October 25,2000 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated October 25, 2000.
The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.

A.   Monthly Report Information
     See Exhibit No.1


B.   Have and deficiencies occurred?  NO.
        Date:
        Amount:

C.   Item 1: Legal Proceedings:  NONE

D.   Item 2: Changes in Securities:   NONE

E.   Item 4: Submission of Matters to a Vote of
     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated:         25-Oct-00


Centex Credit Corp
Home Equity Loan Asset Backed Certificates, Series 2000-B

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                      25-Oct-00

DISTRIBUTION SUMMARY


           Original   Beginning CertifPrincipal  Ending Certificate
 Class   Face Value       Balance     Distributio    Balance
A-1       76000000.00     70133575.03 2341331.52    67792243.51
A-2       14000000.00     14000000.00       0.00    14000000.00
A-3       48000000.00     48000000.00       0.00    48000000.00
A-4       27000000.00     27000000.00       0.00    27000000.00
A-5       27600000.00     27600000.00       0.00    27600000.00
A-6       21400000.00     21400000.00       0.00    21400000.00
A-7      136000000.00    132813323.63 1247805.82   131565517.81
X-IO             0.00            0.00       0.00           0.00
R                0.00            0.00       0.00           0.00
TOTAL    350000000.00    340946898.66 3589137.34   337357761.32


           Interest     Pass-Through     Total
 Class   Distribution       Rate      Distribution
A-1          469310.51        8.03000% 2810642.03
A-2           92166.67        7.90000%   92166.67
A-3          321200.00        8.03000%  321200.00
A-4          185400.00        8.24000%  185400.00
A-5          195040.00        8.48000%  195040.00
A-6          142131.67        7.97000%  142131.67
A-7          759457.57        6.86188% 2007263.39
X-IO              0.00        0.00000%       0.00
R                 0.00        0.00000%       0.00
TOTAL       2164706.42                 5753843.76


AMOUNTS PER $1,000 UNIT

                         Principal     Interest
 Class      Cusip       Distribution  Distribution
A-1       152314CF5        30.80699368 6.17513829
A-2       152314CG3         0.00000000 6.58333357
A-3       152314CH1         0.00000000 6.69166667
A-4       152314CJ7         0.00000000 6.86666667
A-5       152314CK4         0.00000000 7.06666667
A-6       152314CL2         0.00000000 6.64166682
A-7       152314CM0         9.17504279 5.58424684
TOTAL                      10.25467811 6.18487549

            Total     Ending Certificate
 Class   Distribution     Balance
A-1        36.98213197    892.00320408
A-2        6.583333571   1000.00000000
A-3        6.691666667   1000.00000000
A-4        6.866666667   1000.00000000
A-5        7.066666667   1000.00000000
A-6        6.641666822   1000.00000000
A-7        14.75928963    967.39351331
TOTAL       16.4395536    963.87931806


                                  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHEC FUNDING, LLC

                                        By:  /s/  Mark Frye
                                            --------------------------
                                             Name:  Mark Frye
                                             Title: Assistant Vice President
Dated:  October 31, 2000